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                             SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                       Dayton and Michigan Railroad Company
                 (Name of Registrant as Specified In Its Charter)

                                Patricia J. Aftoora
                                Vice President and
                                Corporate Secretary
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

[ ] $500 per each party to the controversy pursuant to Exhange Act Rule 14a-
    6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                                    PROXY RULES

1)  Title of each class of securities to which transaction applies:
    _________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    _________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    _________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    _________________________________________________________________________




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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1)  Amount Previously Paid:
    ________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ________________________________________________________________________

3)  Filing Party:
    ________________________________________________________________________

4)  Date Filed:
    ________________________________________________________________________





































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         PAGE 3


                       DAYTON AND MICHIGAN RAILROAD COMPANY

                           PROXY FOR 1994 ANNUAL MEETING

             The undersigned appoints Patricia J. Aftoora or Joyce A. Dolan, or either one of them, with full power of substitution in each, to vote the shares of common stock of the undersigned in Dayton and Michigan Railroad Company at the annual meeting of shareholders to be held at Jacksonville, Florida, on Tuesday, the 17th day of May, 1994, at 11:00 a.m., Eastern
Daylight Time, and all adjournments thereof:

(1)      FOR all nominees listed below,           WITHHOLD AUTHORITY to
         except as marked to the con-             vote for all nominees listed
         trary (see Instruction)      [ ]         below                    [ ]

         (Instruction:   To withhold authority to vote for any individual
                         nominee, strike a line through nominee's name in the list below.)

             Albert B. Aftoora, Patricia J. Aftoora, William H.
             Cosgrove, Earl J. Currie, Jerry R. Davis, P. Michael
             Giftos, Paul R. Goodwin, Gerald L. Nichols, and Thomas
             P. Schmidt.

(2)      Upon such other matters as may properly come before the meeting.

         This proxy is solicited on behalf of the Board of Directors.

         THE SHARES REPRESENTED HEREBY WILL BE VOTED AS MAY BE SPECIFIED BY THE SIGNER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.









Dated __________________, 1994              By ______________________________
                                                  Signature of Shareholder


PLEASE MARK, SIGN, AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.









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         PAGE 4



                       DAYTON AND MICHIGAN RAILROAD COMPANY

                               ---------------------

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ---------------------



                                             Jacksonville, FL, May 4, 1994



         The Annual Meeting of Shareholders of Dayton and Michigan Railroad Company will be held at 500 Water Street, Room 1400, Jacksonville, FL, on Tuesday, May 17, 1994, at 11:00 a.m., Eastern Daylight Time, for the election of nine Directors for the ensuing year and the transaction of such other business as may properly come before the meeting and all adjournments thereof.

         Shareholders of record at the close of business on April 18, 1994, will be entitled to vote, either in person or by proxy.

         Please mark, sign, and date the enclosed proxy and return it promptly in the accompanying envelope unless you plan to attend the meeting and vote in person.



                                      /S/ PATRICIA J. AFTOORA
                                      -----------------------
                                      PATRICIA J. AFTOORA
                                      Vice-President and
                                      Corporate Secretary



















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         PAGE 5

                                  PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of Dayton and Michigan Railroad Company (the "Company") and is revocable at any time prior to its exercise. If it is duly executed and returned, the shares represented thereby will be voted in accordance with its terms, unless previously revoked.

         The Company's address is 500 Water Street, Jacksonville, FL 32202. This Proxy Statement will be mailed to Company shareholders on or about May 6, 1994.

         The cost of soliciting proxies is being paid by the Company. In addition to solicitation by mail, officers and regular employees of the Company, at no additional compensation, may request the return of proxies by personal conversations or by telephone or telegraph.


                  Voting Securities and Principal Holders Thereof

         The Company had outstanding as of April 18, 1994, 48,039, shares of common stock, each of which will be entitled to one vote.

         Shareholders have cumulative voting rights in the election of directors at a shareholders' meeting if notice in writing is given by any shareholder to the President, a Vice-President, or the Secretary, not less than forty-eight hours before the time fixed for holding the meeting, that he desires that the voting at such election shall be cumulative, and, if an announcement of the giving of such notice is made upon the convening of the meeting, then every shareholder may cumulate his votes (as many votes per share as there are directors to be elected) and allocate them to or among one or more nominees for director in any manner he wishes.

         CSX Transportation, Inc. ("CSXT") owned beneficially as of April 18, 1994, 38,514 shares of common stock, which is 80.2% of the outstanding voting stock. CSXT is a wholly-owned subsidiary of CSX Corporation ("CSX"), a holding company with subsidiaries primarily engaged in railroad operations, ocean container-shipping, intermodal, barging, trucking, real estate and resorts.

         As of April 18, 1994, all directors and officers of the Company as a group beneficially owned 474,977 shares of CSX common stock (including 178,609 shares exercisable under options and stock appreciation rights within 60 days), representing 0.05 per cent of the total shares outstanding of CSX. The shares held individually by directors are included in the information under Election of Directors.









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         PAGE 6

ELECTION OF DIRECTORS

         Nine directors are to be elected to hold office until the next annual meeting of shareholders and until their successors shall have been elected and shall have qualified. It is intended that votes will be cast, pursuant to the enclosed proxy, for the election of those named below. If, at the time of the meeting, any nominee should be unable or unwilling for good cause to serve as a director, it is intended that votes will be cast pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. As of the date of this proxy statement, the Board of Directors has no reason to believe that any of those named below will be unable or unwilling to serve. With the exception of Patricia J. Aftoora and Albert B. Aftoora, who are married, there are no family relationships among any of the nominees and any officer nor any arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.

         The following information (which has been obtained from the nominees, except for information known to the Company) is furnished covering the nominees:


Name, Age, Principal Business               Equity Securities Beneficially
Experience During Past Five                 Owned as of April 18, 1994
  Years and Other Information               The Company        CSX(1)(2)

ALBERT B. AFTOORA, 54, Assistant Vice-        None             20,565
President, Treasurer and Director.
Assistant Vice-President of the Company
since October 1990 and Treasurer of the
Company since June 1984. During the past five years, Mr. Aftoora has served as an officer of certain CSXT affiliates and is currently Assistant Vice-President and
Treasurer of CSXT.

PATRICIA J. AFTOORA, 54, Vice-President,      None             25,792
Corporate Secretary and Director.
Vice-President of the Company
since March 1990 and Corporate
Secretary of the Company since
December 1980.  During the past five
years, Mrs. Aftoora has served as an
officer of CSX and certain CSX
affiliates and is currently Vice-President and Corporate Secretary of CSXT.










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         PAGE 7

Name, Age, Principal Business              Equity Securities Beneficially
Experience During Past Five                Owned as of April 18, 1994
  Years and Other Information              The Company        CSX(1)(2)

EARL J. CURRIE, 54, Vice-President and       None              40,546
Director of this Company since June
1992.  From 1989 to present Mr. Currie
has served as an officer of CSXT and is
currently Vice-President and Chief
Transportation Officer. Prior to 1989,
he served as Executive Vice-President -
Operations, Soo Line Railroad Company.

JERRY R. DAVIS, 55, President and            None              70,291
Director.  President of the Company
since March 1990.  From July 1989 to
the present, Mr. Davis served as an
executive officer of CSXT and is
currently Executive Vice-President and
Chief Operating Officer.  Prior to July
1989, he served as Executive Vice-
President - Operations of the Union
Pacific Railroad Company.

COSGROVE, WILLIAM H., 41.                    None              14,301
During the past five years, Mr. Cosgrove has served as an officer of certain CSXT affiliates and is currently Vice-President and Controller of CSXT.

P. MICHAEL GIFTOS, 47, Senior Vice-          None              44,588
President and Director.  Senior Vice-
President of the Company since October
1990.  During the past five years, Mr.
Giftos has served as an officer of CSX and certain CSXT affiliates and is currently
Senior Vice-President and General Counsel of CSXT.

















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         PAGE 8

Name, Age, Principal Business              Equity Securities Beneficially
Experience During Past Five                Owned as of April 18, 1994
  Years and Other Information              The Company        CSX(1)(2)

PAUL R. GOODWIN, 51, Senior Vice-            None             133,131
President and Director.  Executive
Vice-President of the Company since
March 1990.  During the past
five years, Mr. Goodwin has served
as an executive officer of certain CSXT
affiliates and is currently Senior Vice-
President - Finance of CSXT.

GERALD L. NICHOLS, 58, Senior Vice-          None              83,146
President and Director.  Senior Vice-
President of the Company since June 1985.
During the past five years, Mr. Nichols
has served as an executive officer of
certain CSXT affiliates and is currently
Senior Vice-President - Administration of
CSXT.

THOMAS P. SCHMIDT, 45,  Vice-President       None              31,460
and Director.  Vice-President of this
Company since June 1992. During the past five years, Mr. Schmidt has served as an officer of certain CSXT affiliates and is currently Vice-President-Engineering of
CSXT.

(1)      Shares of Common Stock.

(2) Includes shares (a) that are beneficially owned and pledged to secure loans under a CSX stock purchase and loan plan, which shares were acquired under the plan; (b) that may be realized within 60 days by exercise of CSX employee stock options and stock appreciation rights; and (c) that are held in trust under certain deferred compensation plans.

         None of the foregoing nominees for directors owned beneficially on April 18, 1994, any equity securities of CSX Transportation, Inc.














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         PAGE 9

         With the exception of Mr. Cosgrove, all of the above-mentioned nominees have been previously elected directors by the shareholders.

         There have been no events under any bankruptcy act, no criminal proceedings, orders, judgments, decrees, or injunctions material to the evaluation of the ability and integrity of any nominee during the past five years.

         During 1993, there were two directors' actions by written consent.

         The Board does not have Audit, Nominating or Compensation Committees or committees performing similar functions.


Remuneration of Directors and Officers

         The directors and officers of the Company consist of officers and employees of certain CSXT subsidiaries, who serve without compensation from the Company.


Relationship with Independent Public Accountants

         The firm of Ernst & Young, 1800 Independent Square, Jacksonville, FL 32202, has been selected as independent public accountants to examine the Company's financial statements for the year 1994.

         Audit services performed by Ernst & Young during the last fiscal year included examinations of the financial statements of the Company, limited reviews of interim financial information, services related to filings with the Securities and Exchange Commission, and consultations on matters related to accounting and financial reporting.

         It is not expected that a representative of Ernst & Young will be present at the meeting.


Date for Receipt of Shareholder Proposals

         Shareholder proposals for inclusion in the proxy statement for the 1995 Annual Meeting of Shareholders should be received at the principal office of the Company on or before February 1, 1995.













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         PAGE 10


                                  Other Business

         The issuer does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment of such matters.

         The Company's financial statements for the year are included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission and is enclosed herewith.

         The above Notice, Proxy Statement and accompanying Proxy are sent by order of the Board of Directors.


                               /S/ PATRICIA J. AFTOORA
                               -----------------------
                               PATRICIA J. AFTOORA
                               Vice-President and
                               Corporate Secretary


May 4, 1994




























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